SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2001

                            REGENCY AFFILIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                        01-7949                   72-0888772
  (State Or Other                  (Commission                (IRS Employer
  Jurisdiction Of                   File Number)             Identification No.)
  Incorporation)

                            729 South Federal Highway
                                    Suite 307
                             Stuart, Florida 34994
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (561) 220-7662

Item 5. Other Events and Regulation FD Disclosure.


     Regency Affiliates, Inc. (the "Company" or "Regency") announced that it has completed a transaction for the disposition of its interest in its partially owned subsidiary, Glas-Aire Industries Group Ltd. ("Glas-Aire"). Prior to the transaction, each corporation owned a substantial percentage of the common stock of the other, and they had certain officers and directors in common. Pursuant to an agreement entered into on September 17, 2001 and amended on October 1, 2001, Regency exchanged 1,215,105 shares of common stock of Glas-Aire, representing approximately 50% of the issued and outstanding shares of Glas-Aire, for $2,500,000 plus 4,040,375 shares of Regency's common stock, or approximately 23% of the issued and outstanding shares of Regency. As a result of the transaction, neither Regency nor Glas-Aire owns any stock of the other.

     The exchange rate was based on negotiations between the parties and confirmed as to fairness by independent valuation firms, hired by respective committees of each of the Boards of Directors of Regency and Glas-Aire.

         Item 7.  Financial Statements and Exhibits

           (b)    Pro Forma Financial Information

                  Pro Forma financial information will be filed within 60 days of the date hereof.

         (c)      Exhibits

         10.1 Agreement between Glas-Aire and Regency dated as of September 17, 2001, as amended as of October 1, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            REGENCY AFFILIATES, INC.



                                            By /s/Marc H. Baldinger
                                               Marc H. Baldinger,
                                               Chief Financial Officer



Date:    October 15, 2001

                           STOCK REDEMPTION AGREEMENT

     THIS AGREEMENT (the "Agreement") is made and entered into this ___ day of August, 2001 by and between Glas-Aire Industries Group Ltd., a Nevada corporation ("Glas-Aire") and Regency Affiliates, Inc., a Delaware corporation and its wholly-owned subsidiary, Speed.com, Inc., a Delaware corporation (jointly referred to herein as "Regency").

                                    RECITALS

A. Regency and its wholly-owned subsidiary Speed.com, Inc., are the record owners of 1,215,105 shares of Glas-Aire's $0.01 par value common stock (the "Glas-Aire Stock").

B. Glas-Aire is the record owner of 4,040,375 shares of Regency's common stock (the "Regency Stock").

C. Glas-Aire deems it to be in its best interests to redeem the Glas-Aire Stock owned by Regency.

     NOW, THEREFORE, in consideration of the Recitals, which shall be deemed to be a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations and warranties of the parties hereto, the Parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

1.   Purchase and Sale of Glas-Aire Stock.

               1.1. Purchase and Sale. On the terms and subject to the conditions set forth in this Agreement, Regency agrees to sell and transfer to Glas-Aire, and Glas-Aire agrees to purchase and accept from Regency, all of the Glas-Aire shares owned by Regency for the Purchase Price.

               1.2. Purchase Price. Glas-Aire agrees to pay to Regency at the Closing $2,500,000 in cash (the "Cash Consideration") and 4,040,375 shares of Regency's common stock (the "Stock Consideration"). The Cash Consideration and the Stock Consideration shall be referred to as the "Purchase Price".

               1.3. Closing. The Closing shall take place simultaneously with the execution of this Agreement. The Closing shall take place in the offices of Schlueter & Associates, P.C., 1050 17th Street, Suite 1700, Denver, Colorado 80265 at a time acceptable to the Parties. Payment of the Cash Consideration shall be made via wire transfer pursuant to wire transfer instructions provided Glas-Aire by Regency. Delivery of the stock certificates shall be accomplished pursuant to the Parties' instructions.


        2.      Representations and Warranties of Regency

               Regency, Speed.com and their Affiliates represent and warrant to Glas-Aire that at the date of execution of this Agreement and at the Closing:

               2.1. Regency is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to carry on its business and to own and lease the assets which it owns and leases.

               2.2. Regency is the record and beneficial owner and at the Closing Date has good and valid merchantable title to the Glas-Aire Stock free and clear of any and all mortgages, pledges, liens, security interests, conditional sale agreements, charges, restrictions, and encumbrances of every nature whatsoever. The Glas-Aire Stock represents all of the issued and outstanding shares of Glas-Aire capital stock owned of record or beneficially by Regency. To Regency's knowledge, Regency does not have any outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contract or commitments to issue or sell, shares of capital stock of Glas-Aire or any of such warrants, convertible securities or obligations.

               2.3. Regency has not incurred any liability or obligation for finders', brokerage or agents' fees or commissions in connection with this Agreement or the transactions contemplated hereby.

               2.4. Regency has the power and authority to execute, acknowledge, seal and deliver this Agreement and all exhibits to this Agreement, to consummate the transactions contemplated by this Agreement and all exhibits to this Agreement and to take any and all other actions required to be taken by Regency pursuant to the provisions of this Agreement and all exhibits to this Agreement; and this Agreement and all exhibits to this Agreement are valid and binding upon and fully enforceable against Regency in accordance with their respective terms. Neither the execution, acknowledgement, sealing and delivery of this Agreement or any exhibit shall constitute any violation or breach of or default under Regency's certificate of incorporation, as amended, or by-laws, as amended, or any order, writ, injunction, decree, law, statute, rule or regulation.

               2.5. Regency, its officers, directors, stockholders, accountants and attorneys have at all times had during the course of the negotiations leading to the execution, acknowledgement, sealing and delivery of this Agreement, access to all of Glas-Aire's books and financial and operational records and to all of the documents and information relating or pertaining to Glas-Aire's operations and activities. Prior to executing, acknowledging, sealing and delivering this Agreement, Regency, through its designated employees, agents and representatives, including, but not limited to, its attorneys and accountants, has examined to its satisfaction said books, records, documents and information, and has been given the opportunity to, and has availed itself of such opportunity to, ask any questions of (and receive answers to such questions from) Glas-Aire's officers and directors concerning any and all aspects of Glas-Aire's operations and activities.

               2.6. No action, suit or proceeding is pending at any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction which is reasonably likely to result in an unfavorable injunction, judgment, order, decree, ruling or charge which would (a) prevent consummation of any of the material transactions contemplated by this Agreement; or (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

               2.7. Regency's Board of Directors has appointed a special committee of independent, disinterested board members who have reviewed and approved the transactions contemplated by this Agreement as being in the best interests of Regency's shareholders.

               2.8. Regency has received a fairness opinion from the accounting or investment banking firm selected by the special committee which opines that the transactions contemplated by this Agreement are fair from a financial perspective to Regency's shareholders, and has provided Glas-Aire with a copy of such report.

               2.9.  Except  as  provided  by or  disclosed  in this  Agreement,
          Regency has not incurred for or on behalf of Glas-Aire any obligations, liabilities, duties, damages, losses, costs, or expenses.

          3.  Representations and Warranties of Glas-Aire.

          Glas-Aire represents and warrants to Regency that at the date of execution of this Agreement and at the Closing:

               3.1. Glas-Aire is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all necessary corporate power and authority to carry on its business and to own and lease the assets which it owns and leases.

               3.2. Glas-Aire is the record and beneficial owner and has good and valid merchantable title to the Stock Consideration free and clear of any and all mortgages, pledges, liens, security interests, conditional sale agreements, charges, restrictions, and encumbrances of every nature whatsoever. The Stock Consideration represents all of the issued and outstanding Regency capital stock owned of record or beneficially by Glas-Aire. To Glas-Aire's knowledge, Glas-Aire does not have any outstanding options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contract or commitments to issue or sell, shares of Regency's capital stock or any of such warrants, convertible securities or obligations.

               3.3. Glas-Aire has not incurred any liability or obligation for finders', brokerage or agents' fees or commissions in connection with this Agreement or the transactions contemplated hereby.

               3.4. Glas-Aire has the power and authority to execute, acknowledge, seal and deliver this Agreement and all exhibits to this Agreement, to consummate the transactions contemplated by this Agreement and all exhibits to this Agreement and to take any and all other actions required to be taken by Glas-Aire pursuant to the provisions of this Agreement and all exhibits to this Agreement; and this Agreement and all exhibits to this Agreement are valid and binding upon and fully enforceable against Glas-Aire in accordance with their respective terms. Neither the execution, acknowledgement, sealing and delivery of this Agreement or any exhibit shall constitute any violation or breach of or default under Glas-Aire's certificate of incorporation, as amended, or by-laws, as amended, or any order, writ, injunction, decree, law, statute, rule or regulation.

               3.5. Glas-Aire, its officers, directors, stockholders, accountants and attorneys have at all times had during the course of the negotiations leading to the execution, acknowledgement, sealing and delivery of this Agreement, access to all of Regency's books and financial and operational records and to all of the documents and information relating or pertaining to Regency's operations and activities. Prior to executing, acknowledging, sealing and delivering this Agreement, Glas-Aire, through its designated employees, agents and representatives, including, but not limited to, its attorneys and accountants, has examined to its satisfaction said books, records, documents and information, and has been given the opportunity to, and has availed itself of such opportunity to, ask any questions of (and receive answers to such questions) the officers and directors of Regency concerning any and all aspects of Regency's operations and activities.

               3.6. No action, suit or proceeding is pending at any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction which is reasonably likely to result in an unfavorable injunction, judgment, order, decree, ruling or charge which would (a) prevent consummation of any of the material transactions contemplated by this Agreement; or (b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation.

               3.7.  Glas-Aire's  Board of  Directors  has  appointed  a special committee of independent, disinterested board members who have reviewed and approved the transactions contemplated by this Agreement as being in the best interests of Glas-Aire's shareholders.

               3.8.   Glas-Aire  has  received  a  fairness   opinion  from  the
          accounting or investment banking firm selected by the special committee which opines that the transactions contemplated by this Agreement are fair from a financial perspective to Glas-Aire's shareholders, and has provided Regency with a copy of such report.

               3.9. The Special Committee has concluded that the transactions contemplated by this Agreement will not cause Glas-Aire to become insolvent.

               3.10.  Except as  provided  by or  disclosed  in this  Agreement,
          Glas-Aire has not incurred for or on behalf of Regency any obligations, liabilities, duties, damages, losses, costs, or expenses.

          4.  Post-Closing Covenants.

               The Parties covenant and agree that in case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as any other party may reasonably request, all at the sole cost and expense of the requesting party.

         5.  Indemnification.

               5.1. Indemnification by Regency. Regency shall indemnify and hold Glas-Aire and its officers, directors and shareholders harmless against and in respect of any and all losses, costs, expenses, claims, damages, obligations and liabilities, including interest, costs of investigation, penalties and reasonable attorney's fees and disbursements ("Damages") which Glas-Aire or any such person may suffer, incur or become subject to arising out of, based upon or otherwise in respect of any inaccuracy in or breach of any representation or warranty of Regency made in or pursuant to this Agreement or any agreement or non-fulfillment of any covenant or obligation of Regency contained in this Agreement or such other agreements and documents.

               5.2. Indemnification by Glas-Aire. Glas-Aire shall indemnify and hold Regency and its officers, directors and shareholders harmless against and in respect of any and all Damages which Regency or any such person may suffer, incur or become subject to arising out of, based upon or otherwise in respect of any inaccuracy in or breach of any representation or warranty of Glas-Aire made in or pursuant to this Agreement or any agreement or document required to be delivered pursuant to this Agreement or any breach or non-fulfillment of any covenant or obligation of Glas-Aire contained in this Agreement or such other agreements and documents.

         6. Miscellaneous Provision.

               6.1. All covenants, provisions, agreements, representations and warranties provided by this Agreement shall survive the execution, acknowledgement, sealing and delivery of this Agreement, each Exhibit hereto and all of the transactions contemplated hereby.

               6.2. This Agreement shall be governed by, construed and enforced in all respects in accordance with the laws of the State of Nevada.

               6.3. As provided herein and as the context requires, the masculine gender shall be deemed to include the feminine and the neuter genders and vice-versa; and the singular shall be deemed to include the plural and vice-versa.

               6.4. This Agreement constitutes the entire agreement between the parties and there are no other commitments or agreements binding the parties other than set forth herein. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

               6.5. All notices or other communications required or permitted by this Agreement shall be deemed given only if in writing and mailed first class mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

         If to Regency, then:

         To:      Mr. William Ponsoldt, President
                  Regency Affiliates, Inc.
                  29 S. Federal Highway, #307
                  Stuart, Florida 34994

          With a copy to:

                  Steven B. Fuerst, Esq.
                  Lowenstein Sandler P.C.
                  65 Livingston Avenue
                  Roseland, New Jersey 07068-1791

         If to Glas-Aire, then:

         To: Mr. Omer Esen, General Manager and Chief Financial Officer Glas-Aire Industries Group Ltd.
                  3137 Grandview Highway
                  Vancouver, B. C. V5M2E9

          With a copy to:

                  Henry F. Schlueter, Esq.
                  Schlueter & Associates, P. C.
                  1050 17th Street, Suite 1700
                  Denver, Colorado 80265

          or to any such other address that a party to this Agreement shall notify the other party of as provided in this Section 8.6.

               6.6. The captions or headings provided in this Agreement are for convenience only and shall not be deemed to be a part of this Agreement.

               6.7. Each party hereto may deliver an executed signature page to this Agreement by facsimile transmission to the other party, which facsimile copy shall be deemed to be an original executed signature page; provided, however, that such party shall deliver an original signature page to each other party promptly thereafter. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts together shall constitute one agreement with the same effect as if the parties hereto had signed the same signature.

               IN WITNESS  WHEREOF,  the parties  have  executed,  acknowledged,
sealed, and delivered   this  Agreement  the  day and year first hereinabove set
forth.

ATTEST:                                REGENCY AFFILIATES, INC.


______________________________      By:/s/William R. Ponsoldt
                Secretary               William R. Ponsoldt, President

ATTEST:                                     SPEED.COM, INC.


______________________________      By: /s/William R. Ponsoldt
                Secretary               William R. Ponsoldt, President


ATTEST:                             GLAS-AIRE INDUSTRIES GROUP LTD.


______________________________      By: /s/Omer Esen
                 Secretary              Omer Esen, General Manager and
                                             Chief Financial Officer

                                  AMENDMENT TO
                           STOCK REDEMPTION AGREEMENT

     THIS AGREEMENT (the "Agreement") is made and entered into this 1st day of October, 2001 by and between Glas-Aire Industries Group Ltd., a Nevada corporation ("Glas-Aire") and Regency Affiliates, Inc., a Delaware corporation and its wholly-owned subsidiary, Speed.com, Inc., a Delaware corporation (jointly referred to herein as "Regency").

                                    RECITALS

A. Regency and its wholly-owned subsidiary Speed.com, Inc., are the record owners of 1,215,105 shares of Glas-Aire's $0.01 par value common stock (the "Glas-Aire Stock").

B. Glas-Aire is the record owner of 4,040,375 shares of Regency's common stock (the Regency Stock").

C. Glas-Aire deems it to be in its best interests to redeem the Glas-Aire Stock owned by Regency.

D. The Parties executed a Stock Redemption Agreement on September 17, 2001 but agreed not to close the transaction until October 1, 2001.

     NOW, THEREFORE, in consideration of the Recitals, which shall be deemed to be a substantive part of this Agreement, and the mutual covenants, promises, agreements, representations and warranties of the parties hereto, the Parties hereto do hereby covenant, promise, agree, represent and warrant as follows:

     1. Paragraph 1.3 of the Stock Redemption Agreement dated September 17, 2001, is amended to read as follows:

          1.3 Closing. The Closing shall take place on October 1, 2001, in the offices of Regency Affiliates, Inc., 729 South Federal Highway, Suite 307, Stuart, Florida 34994 at a time acceptable to the Parties. Payment of the Cash Consideration shall be made via wire transfer pursuant to wire transfer instructions provided Glas-Aire by Regency. Delivery of the stock certificates shall be accomplished pursuant to the Parties instructions.


               IN WITNESS  WHEREOF,  the parties  have  executed,  acknowledged,
sealed,  and delivered   this  Agreement  the  day  and  year  first hereinabove
set forth.


ATTEST:                                     REGENCY AFFILIATES, INC.


______________________________      By: /s/William R. Ponsoldt
                   Secretary            William R. Ponsoldt, President

ATTEST:                                     SPEED.COM, INC.


______________________________      By: /s/William R. Ponsoldt
                   Secretary            William R. Ponsoldt, President


ATTEST:                             GLAS-AIRE INDUSTRIES GROUP LTD.


______________________________      By:/s/Omer Esen
           Assistant Secretary         Omer Esen, General Manager and
                                         Chief Financial Officer